UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 1, 2006
(Date of earliest event reported)
UNITED AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11355	36-2675206
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of incorporation)	Number)	Identification No.)
1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)
(847) 700-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation and Bylaws
     In connection with United Air Lines, Inc.’s (the “Company”) reorganization and emergence from bankruptcy, the Company adopted a Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), effective February 1, 2006. The following sets forth a description of the key provisions of the Certificate of Incorporation and Bylaws. This description of the Certificate of Incorporation and Bylaws is qualified in its entirety by reference to the full text of these documents, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K.
Authorized Capital Stock
     The Company’s authorized capital stock consists of 1,000 shares of Common Stock, par value $5.00 per share (the “Common Stock”).
Number of Directors
     The Certificate of Incorporation provides that the Board shall be fixed by a resolution of the Board, but in no event shall be fewer than one. Directors shall hold office until the next annual meeting and may resign at any time upon written notice to the Company.
Removal of Directors
     The Bylaws provide that any director may be removed with or without cause, except as provided by law.
Vacancies on the Board of Directors
     The Bylaws provide that any vacancy on the Board not caused by removal may be filled (a) by a majority of the Board then in office, although less than a quorum, or (b) by the stockholders, at either an annual or special meeting.
Stock Certificates
     The Bylaws provide that the shares of Common Stock shall be uncertificated.
Stockholder Action by Written Consent
     The Bylaws provide that stockholder action may be taken by written consent.
Amendment to Certificate of Incorporation
     The Certificate of Incorporation provides that the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in a manner in keeping with the Certificate of Incorporation or the Delaware General Corporation Law (“GCL”), and that all rights conferred upon stockholders are granted subject to that reservation.
Amendment of Bylaws
     The Certificate of Incorporation provides that the Board may make, alter, amend or repeal the Bylaws; provided, that no bylaws adopted shall invalidate any prior act of the Board that would have been valid if such bylaws had not been adopted.
Special Meeting of Stockholders
     The Bylaws provide that special meetings of the stockholders may only be called by the Secretary at the direction of any two members of the Board.

Quorum
     The Bylaws provide that the holders of a majority of the capital stock issued, outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, will constitute a quorum at any meeting of the stockholders held for the transaction of business.
Notice of Stockholder Meeting
     The Bylaws provide that written notice of meetings of stockholders, stating the place, date and hour of the meeting and the purpose(s) for which the meeting is called, must be given, personally or by mail, to each stockholder of record entitled to vote whenever stockholders are required or permitted to take any action at any meeting not less than 10 nor more than 60 days before the date of the meeting.
Board Committees
     The Board may, by resolution adopted by the affirmative vote of at least a majority of the votes entitled to be cast by the entire Board, designate one or more committees of the Board, each such committee to consist of one or more directors.
Limitation of Personal Liability of Directors
     The Certificate of Incorporation provides that no director will be personally liable to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL or (iv) for any transaction from which a director derived an improper personal benefit.
Indemnification of Officers & Directors
     The Certificate of Incorporation provides that each person who was or is made a party or is threatened to be made a party or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a ''proceeding’’), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, or employee, of the Company or is or was serving at the request of the Company as a director, officer, or employee of another corporation or of a partnership, joint venture, trust or other enterprise shall be indemnified and held harmless by the Company to the fullest extent authorized by the GCL, as the same exists or may hereafter be amended, against all expense, liability and loss actually and reasonably incurred or suffered by such person in connection therewith. Such indemnification shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding anything to the contrary, the Company shall not be obligated to indemnify a director, officer, or employee for costs and expenses relating to proceedings (or any part thereof) instituted against the Company by such director, officer, or employee (other than proceedings pursuant to which such director, officer, or employee is seeking to enforce such director’s, officer’s, or employee’s indemnification rights hereunder). The right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition.
     The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.
     In addition, the Certificate of Incorporation provides that the Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the GCL.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of United Air Lines, Inc.

3.2	Amended and Restated Bylaws of United Air Lines, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 1, 2006

United Air Lines, Inc.
By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of United Air Lines, Inc.

3.2	Amended and Restated Bylaws of United Air Lines, Inc.

*	Filed herewith electronically.